UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADAMIS PHARMACEUTICALS CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

 (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ADAMIS PHARMACEUTICALS CORPORATION

11682 El Camino Real, Suite 300

San Diego, CA 92130

(858) 997-2400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 7, 2017

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Adamis Pharmaceuticals Corporation, referred to herein as we, us, our, the Company, or Adamis, a Delaware corporation, will be held at our executive offices located at 11682 El Camino Real, Suite 300, San Diego, California 92130, on Wednesday, June 7, 2017, at 10:00 a.m., Pacific Standard Time, for the following purposes:

1.	To elect five directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

3.	To ratify the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2017; and

4.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice. Only holders of record of our common stock (the “Common Stock”) at the close of business on April 21, 2017 (the “Record Date”), will be entitled to notice of the Meeting or any adjournments or postponements thereof. Each share of Common Stock is entitled to one vote at the Meeting. The names of stockholders of record entitled to vote at the Meeting will be available at the Meeting and for ten days before the Meeting for any purpose germane to the Meeting, at our principal executive offices at 11682 El Camino Real, Suite 300, San Diego, California 92130, by contacting our Secretary.

Whether you plan to attend the Meeting in person or not, it is important that you read the Proxy Statement and follow the instructions on your proxy card to vote by mail, telephone or Internet. This will ensure that your shares are represented and will save us additional expenses of soliciting proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
STOCKHOLDER MEETING TO BE HELD ON JUNE 7, 2017.

In accordance with rules approved by the Securities and Exchange Commission, we are providing this notice to our stockholders to advise them of the availability on the Internet of our proxy materials related to the Meeting. The rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering our proxy materials to our stockholders under the “traditional” method, by providing paper copies, as well as providing access to our proxy materials on a publicly accessible website.

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Our Proxy Statement and proxy are enclosed along with our Annual Report on Form 10-K for the year ended December 31, 2016, which is being provided as our Annual Report to Stockholders. These materials are also available on the website: http://www.adamispharmaceuticals.com.

By Order of the Board of Directors,

Dennis J. Carlo, Ph.D.
President and Chief Executive Officer, Director

San Diego, California
May 1, 2017

YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE
COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE
ENCLOSED ENVELOPE.

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ADAMIS PHARMACEUTICALS CORPORATION

11682 El Camino Real, Suite 300
San Diego, CA 92130
(858) 997-2400

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Adamis Pharmaceuticals Corporation, referred to herein as we, us, our, the Company or Adamis, of proxies to be voted at the Annual Meeting of Stockholders, or the “Meeting,” to be held at 10:00 a.m., Pacific Standard Time, on Wednesday, June 7, 2017 at our executive offices located at 11682 El Camino Real, Suite 300, San Diego, California 92130, and at any adjournments or postponements thereof.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2016, is enclosed with these materials. Upon written request, we will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the documents referred to in this Proxy Statement. All such requests should be directed to Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130, Attention: Secretary.

The Meeting has been called to consider and take action on the following proposals:

1.	To elect five directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

3.	To ratify the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2017; and

4.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Our principal executive office is located at 11682 El Camino Real, Suite 300, San Diego, California 92130, and our telephone number is (858) 997-2400. The approximate date on which this Proxy Statement and the proxy card are first being sent or given to stockholders is May 5, 2017.

Record Date and Shares Outstanding

Stockholders of record at the close of business on April 21, 2017 (the “Record Date”) are entitled to notice of the Meeting. At the Record Date, 22,634,713 shares of our common stock (the “Common Stock”) were outstanding and entitled to vote at the Meeting.

Revocability of Proxies

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy (including a telephone vote), by delivering a written revocation of your proxy to our Secretary, or by voting at the Meeting. The method by which you vote by proxy will in no way limit your right to vote at the Meeting if you decide to attend in person. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Meeting.

Voting Rights

Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of and vote at the Meeting. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock on the Record Date will constitute a quorum for the transaction of business at the Meeting and at any postponement or adjournment thereof.

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Broker Non-Votes

If you do not give instructions to your bank or broker within ten days of the Meeting, it may vote on matters that the New York Stock Exchange, or NYSE, determines to be “routine,” but will not be permitted to vote your shares with respect to “non-routine” items. Under the NYSE rules, the ratification of the appointment of our independent auditors (Proposal 3) is a routine matter, while the election of our directors (Proposal 1), and the advisory vote on executive compensation (Proposal 2), are non-routine matters. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes will not be counted as votes “for” or “against” any proposal, but will be counted in determining whether there is a quorum for the Meeting. We strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.

Questions and Answers

Q.	Why am I receiving these materials?

We have provided you these proxy materials because our Board of Directors is soliciting your proxy to vote at our 2017 Annual Meeting of Stockholders (the “Meeting”), which is to be held on Wednesday, June 7, 2017, at 10:00 a.m. (Pacific Time), or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement. You are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares.

If you have received a printed copy of these materials by mail, you may complete, sign and return the enclosed proxy card or follow the instructions below to submit your proxy over the telephone or on the Internet. If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may submit your proxy on the Internet or over the telephone, as described below.

Q.	What am I voting on?

You are voting on the following matters:

1.	Election of five directors (Dennis J. Carlo, Ph.D., William Denby, III, David J. Marguglio, Robert B. Rothermel, and Richard C. Williams) for a term ending at the next annual meeting of stockholders.

2.	Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the rules of the Securities and Exchange Commission (“SEC”).

3.	Ratification of the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2017.

4.	Such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Q.	Who is entitled to vote?

Only stockholders of record of Common Stock at the close of business on the Record Date are entitled to vote shares held by such stockholders on that date at the Meeting.

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Q.	How do I vote?

Vote by Mail: Stockholders of record (that is, if you hold your stock in your own name) may sign and date the proxy card you receive and return it in the enclosed stamped, self-addressed envelope.

Voting by Telephone or Internet: If you are a holder of record of shares, you can choose to vote by telephone or by Internet. You can vote by telephone by calling the toll-free telephone number on your proxy card. The website for Internet voting is http://www.proxyvote.com and it is also listed on the proxy card. Please have your proxy card handy when you call or go online. Telephone and Internet voting facilities for stockholders of record will close at 11:59 p.m., Eastern Standard Time, on June 6, 2017. If you hold your shares beneficially in street name, the availability of telephonic or Internet voting will depend on the voting process of your broker, trustee or other nominee. Please check with your broker, trustee or other nominee and follow the voting procedures your broker, trustee or other nominee provides to vote your shares.

Vote in Person: Sign and date the proxy you receive and return it in person at the Meeting.

If your shares are held in the name of a bank, broker or other holder of record (i.e., in “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting will be offered to stockholders owning shares through most banks and brokers.

If you vote by telephone or on the Internet, you do not have to mail in your proxy card. If you wish to attend the Meeting in person, however, you will need to bring the proxy card with you. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. (Eastern Standard Time) on June 6, 2017.

Q.	Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 7, 2017. Can I access the proxy materials and annual report electronically?

Under the rules of the SEC, we have chosen to deliver proxy materials to stockholders under the “full set delivery option,” by providing paper copies of the Company’s full proxy statement and form of proxy. This Proxy Statement, the proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2016, are available on the website: http://www.adamispharmaceuticals.com.

Q.	Can I change my vote or revoke my proxy?

Yes. You may change your vote or revoke your proxy at any time before the proxy is exercised. If you submitted your proxy by mail, you must (a) file with the Secretary of the Company a written notice of revocation or (b) timely deliver a valid, later-dated proxy. If you submitted your proxy by telephone, you may change your vote or revoke your proxy with a later telephone proxy. Attendance at the Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Meeting.

Q.	How are proxies voted?

All valid proxies received prior to the Meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

Q.	What is the process for admission to the Meeting?

If you are a record owner of your shares, you must show government issued identification. Your name will be verified against the stockholder list. If you hold your shares through a bank, broker or trustee, you must also bring a copy of your latest bank or broker statement showing your ownership of your shares as of the Record Date.

Q.	What constitutes a quorum?

The presence at the Meeting, in person or by proxy, of the holders of a majority of shares of Common Stock outstanding on the Record Date will constitute a quorum. On the Record Date, there were 22,634,713 outstanding shares of Common Stock entitled to vote at the Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

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Q.	What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the Meeting by stockholders entitled to vote thereon is required for the election of directors; only votes “FOR” or “WITHHELD” will affect the outcome. For approval of the advisory Proposal No. 2 concerning executive compensation, Proposal No. 3 to ratify the selection of Mayer Hoffman McCann PC, and any proposal to adjourn the Meeting, the affirmative vote of a majority of the votes cast by stockholders entitled to vote thereon and who are present in person or represented by proxy at the Meeting will be required.

Q.	How do I vote if I hold my shares in “street name”?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from Adamis. Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and confirm that stockholders’ votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services. Also, please be aware that Adamis is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

Q.	What happens if I do not instruct my broker how to vote on the proxy?

If you do not instruct your broker how to vote, your broker will vote your shares for you at his or her discretion on routine matters such as the ratification of auditors.

Q.	May I attend the annual meeting if I hold my shares in “street name”?

As the beneficial owner of shares, you are invited to attend the Meeting. If you are not a record holder, however, you may not vote your shares in person at the Meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares.

Q.	What are the recommendations of the Board of Directors?

The Board of Directors unanimously recommends that the stockholders vote:

•	FOR the election of the five nominated directors;

•	FOR the proposal to approve the compensation of our named executive officers; and

•	FOR ratification of the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2017.

With respect to any other matter that properly comes before the Meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

PROPOSAL 1
ELECTION OF DIRECTORS

Information Regarding Board of Directors

The Board of Directors (the “Board”) has nominated five candidates for election as director for a term expiring at the next annual meeting of stockholders. All of the nominees are currently members of our Board. Directors are elected to serve for their respective terms of one year or until their successors have been duly elected or appointed and qualified. The Board has no reason to believe that any of the nominees named below will be unavailable, or if elected, will decline to serve.

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Pursuant to our Bylaws, generally the number of directors is fixed and may be increased or decreased from time to time by resolution of our Board. The Board has fixed the number of directors at five members. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the event one or more of the named nominees is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees.

The names, ages and certain other information with respect to the nominees, are shown below as of the Record Date.

		DIRECTOR
NAME	AGE	SINCE	PRINCIPAL OCCUPATION/POSITION WITH ADAMIS
Dennis J. Carlo, Ph.D.	73	2009	President, Chief Executive Officer and Director
William C. Denby, III	62	2014	Consultant, Director
David J. Marguglio	46	2009	Senior Vice President, Chief Business Officer and Director
Robert B. Rothermel	73	2014	Consultant, Director
Richard C. Williams	73	2014	Consultant, Director, Chairman of the Board

Dennis J. Carlo, Ph.D. Dr. Carlo became President, Chief Executive Officer and a director of the Company in April 2009 in connection with the closing of the merger transaction between the Company and the corporation that now is a wholly-owned subsidiary of the Company, Adamis Corporation (“Old Adamis”). Dr. Carlo was a co-founder of Old Adamis and served as its President and Chief Executive Officer, and a director, from October 2006 to April 2009. From 2003 to 2006, he served as president of Telos Pharmaceuticals, a private biotechnology company. From 1982 to 1987, he served as Vice President of Research and Development and Therapeutic Manufacturing at Hybritech Inc., a pharmaceutical and life science company which was acquired by Eli Lilly & Co in 1985. After the sale to Lilly, Dr. Carlo, along with Dr. Jonas Salk, James Glavin and Kevin Kimberland, founded Immune Response Corporation, a public biotechnology company, where he served as its President and Chief Executive Officer from 1994 to 2002. Before then, he held various positions with life science companies, including Merck & Co. Dr. Carlo received a B.S. degree in microbiology from Ohio State University and has a Ph.D. in Immunology and Medical Microbiology from Ohio State University.

William C. Denby, III. Mr. Denby became a director of the Company in August 2014. From 2002-2014, Mr. Denby was Senior Vice President, Commercial Operations at Santarus, Inc. which was acquired by Salix Pharmaceuticals. Inc. in January of 2014. At Santarus, he directed all commercial functions including Sales, Marketing, Market Research, Customer Service, Managed Care, New Product Planning and other various functions. Prior to Santarus, he was Senior Vice President, Commercial Operations and Senior Vice President, Sales and Marketing at Agouron Pharmaceuticals, Inc. Earlier in his career, he spent approximately 20 years in various leadership management roles at Marion Merrell Dow, Inc. Mr. Denby has a Bachelor of Arts degree in English and Business from State University of New York at Fredonia and a Masters of Business Administration from Rockhurst College.

David J. Marguglio. Mr. Marguglio joined the Company as Vice President, Business Development and Investor Relations, and a director in April 2009 in connection with the closing of the merger transaction with Old Adamis, and has held positions with the Company of Senior Vice President of Corporate Development and, since March 2017, Senior Vice President and Chief Business Officer.  Mr. Marguglio was a co-founder of Old Adamis and served as its Vice President of Business Development and Investor Relations, and a director, since its inception in June 2006 until April 2009. From 1996 to 2006, he held various positions with Citigroup Global Markets, Smith Barney and Merrill Lynch. Before entering the financial industry, from 1994 to 1996, he founded and ran two different startup companies, the latter of which was eventually acquired by a Fortune 100 company. From 1993 to 1994, he served as financial counsel for the commercial litigation division of a national law firm. He received a degree in finance and business management from the Hankamer School of Business at Baylor University.

Robert B. Rothermel. Mr. Rothermel became a director of the Company in August 2014. Mr. Rothermel is a partner with a private investment and management firm, CroBern Management Partnership, which works within the health care industry. Currently, he serves as a board member and chairman of the audit committee of Medcor, a private healthcare company, and has also served as a board member of Cerescan, a private brain imaging company. Prior to CroBern, Mr. Rothermel spent 37 years with Deloitte & Touche, and served as a Partner and Global Managing Director of the Enterprise Risk Services practice. He also served as a member of Deloitte & Touche’s Board of Directors, the firm’s Global Assurance and Advisory Management Committee, the U.S. Management Committee and chaired the firm’s Partner Compensation Committee. He also served as a director of the Company from January 2004 until its merger with Old Adamis in April 2009 and was Chair of the audit committee of the Company. Mr. Rothermel has a Bachelor of Science degree in Business Administration from Bowling Green State University.

Richard C. Williams. Mr. Williams became a director and Chairman of the Board in August 2014. Since 1989, Mr. Williams has served as the founder and President of Conner-Thoele Limited, a consulting and financial advisory firm specializing in the healthcare industry and pharmaceutical segment. Prior to founding Conner-Thoele Limited in 1989, Mr. Williams served in a number of progressively responsible operational and financial management positions with multinational firms. These firms included American Hospital Supply Corporation, UNC Resources, Abbott Laboratories, Field Enterprises and Erbamont NV. Mr. Williams has served as a director and Vice Chairman of Strategic Planning for King Pharmaceuticals. Prior to King, he served as Chairman and a director of Medco Research before Medco was acquired by King Pharmaceuticals. Mr. Williams has also served as a director of several other public and private companies, several as Chairman, including Ista Pharmaceuticals, Vysis Pharmaceuticals, Immunemedics, EP Medical and the Company. Mr. Williams served as a director of the Company from November 2003 to April 2009, and was Chairman of the Company from November 2003 to April 2009, when the Company merged with Old Adamis (which was then named Adamis Pharmaceuticals Corporation) and changed its corporate name to Adamis Pharmaceuticals Corporation. Following the merger, Mr. Williams served as Chairman of the Company until June 2009. He served as a director of Ista Pharmaceuticals from December 2002 to June 2012 and as Chairman of the Board from July 2004 to June 2012, when Ista was acquired. He was a member of the Listed Company Advisory Committee of New York Stock Exchange. Mr. Williams received a Bachelor of Arts degree in Economics from DePauw University and a Masters of Business Administration from the Wharton School of Finance.

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Director Experience, Qualifications, Attributes and Skills

We believe that the backgrounds and qualifications of our directors and director nominees, considered as a group, provide a broad mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. We believe that our Board is composed of a group of leaders in their respective fields. Many of the current directors have executive experience at public companies, as well as experience serving on other companies’ boards, which provides an understanding of different business processes, challenges and strategies facing boards and other companies. Further, our directors also have other experience that makes them valuable members and provides insight into issues relevant to the Company, such as prior experience with financing transactions, acquisitions and licensing and commercial transactions.

The following highlights the specific experience, qualification, attributes and skills of our individual Board members, or nominees for the Board, that have led our Nominating and Governance Committee and the Board to conclude that these individuals should serve on our Board:

Dennis J. Carlo, Ph.D., brings his executive experience, including his experience in senior management positions at several companies in the life science industry including Immune Response Corporation and Hybritech Inc., his extensive knowledge of the markets in which we compete and intend to compete, and his deep knowledge of Adamis gained from his position as chief executive officer of the Company.

William C. Denby, III brings his extensive leadership, business and scientific knowledge of the life science and pharmaceutical industries, including his service as an executive officer of private and public biotechnology companies.

David J. Marguglio brings his executive experience, including his experience in business development of new companies and financial services background, and his deep knowledge of Adamis gained from his position as an officer of the Company.

 Robert B. Rothermel brings his extensive public accounting and financial background and experience by virtue of his many years of service as a partner and in senior capacities with Deloitte & Touche, and his past service on the boards of directors of public and private life science and healthcare companies.

Richard C. Williams brings his extensive leadership, business, financial and scientific knowledge of the life science industry, including his service as an officer and director of private and public biotechnology companies and the knowledge gained from consulting to companies and investors in the biotechnology, pharmaceuticals and life science areas, as well as his previous experience working in senior capacities at large pharmaceutical companies.

Independence of Directors

The Board annually determines the independence of each director, based on the independence criteria set forth in the listing standards of the Marketplace Rules of NASDAQ. In making its determinations, the Board considers all relevant facts and circumstances brought to its attention as well as information provided by the directors and a review of any relevant transactions or relationships between each director or any member of his or her family, and the Company, its senior management or the Company’s independent registered public accounting firm. Based on its review, the Board determined that each member of the board of directors, other than Dr. Carlo and Mr. Marguglio who are executive officers of the Company, is independent under the NASDAQ criteria for independent board members, and that each member of the standing committees of the Board is independent under such criteria.

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Meetings of Our Board

Our Board met 15 times during 2016. Each director attended more than 75% of the total of the Board meetings and the meetings of the committees upon which he served. Our Board and its committees set schedules to meet throughout the year and also can hold special meetings and act by written consent from time to time, as appropriate.

Attendance at Annual Meeting

Although we have no formal policy regarding director attendance at annual meetings, we encourage all directors to attend. All of the directors attended last year’s annual meeting of stockholders.

Board Leadership Structure and Role in Risk Oversight

Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis. The Board does not currently have a policy, one way or the other, with respect to whether the same person should serve as both the chief executive officer and chair of the Board or, if the roles are separate, whether the chair of the Board should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Currently, Mr. Williams, an independent director, serves as Chairman of the Board. The Chairman of the Board is responsible for coordinating the Board’s activities, including the scheduling of meetings of the full Board, scheduling executive sessions of the non-employee directors and setting relevant items on the agenda (in consultation with the Chief Executive Officer as necessary or appropriate). The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company.

The Board is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. The Board believes this division of responsibilities is the most effective approach for addressing the risks facing the Company. We are exposed to a number of risks, including financial risks, strategic and operational risks, risks relating to our development and commercialization activities, and risks relating to regulatory and legal compliance. The Board will regularly discuss with management our major risk exposures and the steps management has taken to monitor and control such exposures. The Board is currently comprised of five directors, three of whom are independent. The Board has three standing committees with separate chairs - the Audit, Compensation, and Nominating and Governance Committees. All of the members of each committee are independent directors. Through our Chief Executive Officer, and other members of management, the Board receives periodic reports regarding the risks facing the Company. Our independent directors meet in executive session without the presence of management in connection with regularly scheduled Board meetings. Each of our Board committees also considers the risk within its area of responsibilities. For example, our Compensation Committee periodically reviews enterprise risks with the goal of ensuring that our compensation programs do not encourage excessive risk-taking, and our Nominating and Governance Committee oversees risks related to governance issues. Our Audit Committee is responsible for overseeing risk management and on at least an annual basis reviews and discusses with management policies and systems pursuant to which management addresses risk, including risks associated with our audit, financial reporting, internal control, disclosure control, legal and regulatory compliance, investment policies and employment policies. Our Audit Committee also serves as the contact point for employees to report corporate compliance issues. Our Audit Committee regularly reviews with our Board any issues that arise in connection with such topics. Our full Board regularly engages in discussions of risk management to assess major risks facing the Company and reviews options for their mitigation.

Committees of the Board

The Board has the following three committees: (1) Audit Committee; (2) Compensation Committee; and (3) Nominating and Governance Committee. The members of each committee are Richard C. Williams, William C. Denby, III and Robert B. Rothermel. Mr. Rothermel is Chair of the Audit Committee; Mr. Williams is Chair of the Compensation Committee; and Mr. Denby is Chair of the Nominating and Governance Committee. Copies of the charter of each committee were attached as appendices to the Company's definitive Proxy Statement for its 2016 annual meeting of stockholders.

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Audit Committee

The Audit Committee is responsible to oversee our accounting and financial reporting processes and the audits of our financial statements.  The Audit Committee assists the full Board in its general oversight of our compliance with legal and regulatory requirements, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. Subject to an approved charter, the responsibilities of the Audit Committee also include reviewing and monitoring the integrity of our accounting practices, internal control systems, financial reporting processes and our financial statements and related disclosures in our filings with the SEC, monitoring the independence and performance of our independent auditor, providing an avenue of communication among the independent auditor, our management and our Board, and reviewing policies with respect to risk assessment and risk management.  The Audit Committee also has the ability to retain, at our expense and without further approval of the Board, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties.  The Audit Committee also reviews and approves related party transactions. The Board has determined that each member of the Audit Committee is “independent” as defined by the applicable NASDAQ rules and by the Sarbanes-Oxley Act of 2002 and regulations of the SEC, and that Mr. Rothermel and Mr. Williams qualify as an “audit committee financial expert” as defined in such regulations.

The Audit Committee meets with management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting. The Audit Committee discusses these matters with our independent registered public accounting firm and with appropriate financial personnel from the Company. Meetings are held with participation from the independent registered public accounting firm. The independent registered public accounting firm is given unrestricted access to the Audit Committee. The Audit Committee met or acted by written consent seven times during 2016.

Compensation Committee

Principal functions of the Compensation Committee include: (i) reviewing and approving or recommending approval of compensation arrangements and levels of our chief executive officer and our other executive officers; (ii) to the extent the Board delegates such authority to the committee, administering our equity incentive plans and agreements; (iii) reviewing and making recommendations to the Board with respect to incentive compensation and equity plans; (iv) reviewing and approving or making recommendations to the Board regarding the corporate goals and objectives relevant to executive compensation and evaluating our executive officers’ performance in light of such goals and objectives; and (v) performing other duties regarding compensation for employees and consultants as the Board may from time to time delegate to the committee. Subject to provisions of any applicable employment agreements, the Compensation Committee typically reviews base salary levels and total compensation for executive officers at least annually. The committee, or the independent directors serving on the Board, makes the final decisions regarding the chief executive officer’s and the other named executive officers’ total direct compensation; to the extent that the chief executive officer or other officer is also a director, such person does not participate in Board determinations concerning his or her compensation. With respect to equity compensation, the Compensation Committee or the Board grants stock options or other equity awards. Management plays a role in the compensation-setting process. The most significant aspects of management’s role are to evaluate employee performance and recommend salary levels and equity compensation awards. Our chief executive officer often makes recommendations to the Compensation Committee and the Board concerning compensation for other executive officers. Our chief executive officer is a member of the Board but does not participate in Board decisions regarding any aspect of his own compensation. Pursuant to its charter, the Compensation Committee may engage the services of outside advisors, experts, and others to assist the committee. The committee may engage compensation consultants to provide information to the committee to assist in making decisions regarding compensation of our officers and directors. The committee engaged the firm of Pearl Meyer & Partners, LLC (“PM”) as an independent compensation consultant to provide information to assist the committee regarding compensation objectives for 2016. The committee requested that PM review and evaluate, among other things, the Company’s overall cash and equity compensation programs and strategies for our officers and directors, assist in review and development of a peer group of companies and review compensation including information relating to the peer group of companies, in order to assist the committee in its review of compensation objectives. The Compensation Committee met or acted by written consent three times during 2016.

Compensation Committee Interlocks and Insider Participation

No executive officer has served as a director or member of the Board or the Compensation Committee (or other committee serving an equivalent function) of any other entity while an executive officer of that other entity served as a director of or member of our Board or our Compensation Committee. Dr. Carlo, our President and Chief Executive Officer, may participate in discussions with the Compensation Committee regarding salaries and incentive compensation for other named executive officers.

Nominating and Governance Committee

Subject to an approved charter, the general functions of the Nominating and Governance Committee are (i) to recruit, evaluate and nominate candidates to be presented for appointment or election to serve as members of the Board; (ii) to recommend nominees for Board committees; (iii) to recommend corporate governance guidelines applicable to the Company; and (iv) to oversee the evaluation and effectiveness of the Board and its committees. The Nominating and Governance Committee met and/or acted by written consent one time during 2016.

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Director Nomination Procedures

The Nominating and Governance Committee is responsible for recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. In making such recommendations, the committee will consider candidates proposed by stockholders. Stockholders may submit a candidate’s name and qualifications to the Board by mailing a letter to the attention of Dennis J. Carlo, Ph.D., Chief Executive Officer, Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130, and providing the information required by the Company’s bylaws along with any additional supporting materials the security holder considers appropriate. The committee will review and evaluate information available to it regarding candidates proposed by stockholders and will apply the same criteria, and will follow substantially the same process in considering them, as it does in considering candidates identified by members of the Board or senior management, except that the committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company. The committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the board of directors. In considering potential new directors, the committee considers a variety of factors, including: (i) reputation for integrity, honesty and high ethical standards; (ii) demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and willingness and ability to contribute positively to our decision-making process; (iii) commitment to understanding our business and our industry; (iv) adequate time to attend and participate in meetings of the Board and its committees; (v) ability to understand the sometimes conflicting interests of the various constituencies of Adamis, which include stockholders, employees, customers, governmental units, creditors and the general public and to act in the interest of all stockholders; and (vi) such other attributes, including independence, that satisfy requirements imposed by the SEC and the NASDAQ listing standards. The committee believes that the qualifications and strengths of an individual in totality, rather than any specific factor, should be primary, with a view to nominating persons for the election to the Board of Directors whose backgrounds, integrity, and personal characteristics indicate that they will make a contribution to the Board of Directors. The committee is generally of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, it is the general policy of the committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, whom the committee believes will continue to make important contributions to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board. The committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees. However, the committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director nominees.

Stockholder Communications with the Board

Stockholders may send communications to the Board of Directors or individual members of the Board of Directors by writing to them, care of Adamis Pharmaceuticals Corporation, Attention: Secretary, at our office in San Diego, California. Communications will be forwarded to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company will provide any person, without charge, a copy of the Code. Requests for a copy of the Code may be made by writing to the Company at Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130; Attention: Chief Financial Officer. The Company intends to disclose any amendment to, or a waiver from, a provision of its code of business conduct and ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of its code of business conduct and ethics, through reports on Form 8-K filed with the SEC or by posting such information on its website, www.adamispharma.com.

Required Vote

            Each director is elected by a plurality of the votes cast on the election of directors at a meeting at which a quorum is present. As a result, assuming that a quorum is present at the Meeting, the nominees who receive the highest number of votes, up to the number of directors to be elected at the Meeting, will be elected. Abstentions and broker non-votes will not be counted in determining which nominees receive the largest number of votes cast and therefore will have no effect on the outcome of the vote on this proposal. The persons named in the enclosed proxy will vote the proxies they receive FOR the election of the nominees named above, unless a particular proxy card withholds authorization to do so or provides contrary instructions.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
ALL OF THE NOMINEES SET FORTH ABOVE FOR DIRECTOR.

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PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. We conducted our first say-on-pay vote at our 2013 Annual Meeting of Stockholders. At that meeting, we also conducted our first say-on-frequency vote with respect to whether future say-on-pay votes would be held every one, two or three years. At the 2013 Annual Meeting of Stockholders, a majority of the votes cast selected one year as the frequency period. Accordingly, we are conducting a say-on-pay vote at the 2017 Annual Meeting of Stockholders and will continue to conduct an advisory vote on the compensation of our named executive officers annually until our next say-on-frequency vote.

Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

We believe that our compensation policies and procedures are intended to be aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. However, the Board and Compensation Committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the Compensation Committee will consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Meeting.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Meeting.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL, ON A NONBINDING ADVISORY BASIS, OF
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 3
RATIFICATION OF THE SELECTION OF MAYER HOFFMAN MCCANN PC AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2017.

The Audit Committee has selected the independent registered public accounting firm of Mayer Hoffman McCann PC, or MHM, for the purpose of auditing and reporting upon the financial statements of Adamis for the year ending December 31, 2017. Neither the firm nor any of its members has any direct or indirect financial interest in Adamis. Mayer Hoffman McCann PC has been employed by us to audit our financial statements since 2006.

While the Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the stockholders ratify the appointment of Mayer Hoffman McCann PC as our independent registered public accounting firm. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the selection, the Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain Mayer Hoffman McCann PC or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of Adamis and our stockholders. A formal statement by representatives of Mayer Hoffman McCann PC is not planned for the Meeting. However, representatives of Mayer Hoffman McCann PC are expected to be present at the Meeting and will be available to respond to appropriate questions by stockholders.

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Audit Fees

The following table sets forth fees billed to us by Mayer Hoffman McCann PC, our independent registered public accounting firm during the year ended December 31, 2016 and December 31, 2015 for: (i) services rendered for the audit of our annual financial statements, review of our quarterly financial statements, and other services normally provided in connection with statutory and regulatory filing requirements; (ii) services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered.

	Fiscal 2016	Fiscal 2015
Audit Fees(1)	$189,000	$134,000
Audited Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	35,500	23,917
Total Fees:	224,500	157,917

(1)	Includes fees associated with the annual audit of our financial statements, the review of our interim financial statements, and for services normally provided in connection with statutory and regulatory filing requirements.
(2)	Includes fees associated with review of registration statements and providing consents and comfort letters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has a policy for the pre-approval of all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Under this policy, unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. The Audit Committee periodically will revise the list of pre-approved services, based on subsequent determinations. The Audit Committee delegates pre-approval authority to its chairperson and may delegate such authority to one or more of its members, whose activities are reported to the Audit Committee at each regularly scheduled meeting. All fees reported in the table above under the headings Audit Fees and All Other Fees for the years ended December 31, 2016 and 2015 were approved by the Audit Committee, or by the entire Board functioning as the audit committee, before the respective services were rendered, which concluded that the provision of such services was compatible with the maintenance of the independence of the firm providing those services in the conduct of its auditing functions. Accordingly, none of the fees reported under the headings were approved by the Audit Committee pursuant to federal regulations that permit the Audit Committee to waive its pre-approval requirement under certain circumstances.

MHM has advised the Company that MHM leases substantially all of its personnel, who work under the control of MHM’s shareholders, from wholly-owned subsidiaries of CBIZ, Inc., in an alternative practice structure. Accordingly, substantially all of the hours expended on MHM’s engagement to audit the Company’s financial statements for the fiscal year ended December 31, 2016, were attributed to work performed by persons other than MHM’s full-time, permanent employees.

Required Vote

            Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Meeting.

Board Recommendation

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
SELECTION OF MAYER HOFFMAN MCCANN PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE YEAR ENDING DECEMBER 31, 2017.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with our management Adamis’ audited financial statements for the fiscal year ended December 31, 2016. The Audit Committee also reviewed and discussed with our independent registered public accounting firm those matters required to be discussed by Auditing Standard 1301, Communications with Audit Committees (formerly Auditing Standard 16), issued by the Public Company Accounting Oversight Board. Our independent registered public accounting firm provided the Audit Committee with the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. In addition, the Audit Committee has discussed with the independent registered public accounting firm its independence with respect to Adamis and has considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to Adamis is compatible with maintaining such independent registered public accounting firm’s independence.

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Based upon the review and discussions referred to above, the Audit Committee recommended to our Board that Adamis’ audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2016.

Audit Committee

Robert B. Rothermel, Chair
William C. Denby, III
Richard C. Williams

In accordance with the rules of the SEC, the information contained in the Report of the Audit Committee set forth above shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to the Securities and Exchange Commission’s Regulation 14A, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically request that the information be treated as soliciting material or that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

EXECUTIVE OFFICERS

The names, ages, principal occupations during the past five years, and certain other information with respect to our executive officers, are shown below as of the Record Date. To the extent that any named executive officer is also serving as a member of the Board, then such named executive officer’s biography is set forth under “Information Regarding Board of Directors” above.

Our executive officers are appointed by the Board.

Name	Age	Principal Occupation
Dennis J. Carlo, Ph.D.	73	Chief Executive Officer of the Company and Director
David J. Marguglio	46	Senior Vice President, Chief Business Officer and Director
Robert O. Hopkins	56	Vice President, Finance and Chief Financial Officer
Karen K. Daniels	64	Vice President of Operations
Thomas Moll, Ph.D.	52	Vice President of Research
Ronald B. Moss, M.D.	57	Chief Medical Officer
Eddie W. Glover	67	Chief Executive Officer of US Compounding, Inc.

Robert O. Hopkins. Mr. Hopkins became Vice President, Finance and Chief Financial Officer of the Company in April 2009 in connection with the closing of the merger transaction between the Company and Old Adamis. He joined Old Adamis in April 2007 as Vice President, Finance and Chief Financial Officer. From 2000 to 2004, he was an Executive Vice President and the Chief Financial Officer of Chatham Capital Corp. In that position he managed financial operations for a corporation that held several hospitals, an extensive life sciences operation and a number of other business units within its portfolio. Mr. Hopkins served as Chief Financial Officer of Veritel Corp. from 1999 and 2000, a biometric software company. He has also served as Chief Operating Officer for Circle Trust Company from 2004 to 2005, during which time he was responsible for corporate reorganization after acquiring a troubled trust company. From 2005 until Mr. Hopkins joined Old Adamis in April 2007, he consulted for Acumen Enterprises providing analysis and business plans for the various projects with which the company was involved. From 1997 to 1999, Mr. Hopkins was Senior Vice President for Finance for the Mariner Post-Acute Network, Atlanta, Georgia. In this position he was responsible for financial management of a division consisting of 12 long-term, acute care hospitals. Among his previous medical-related experience, he has served as Assistant Administrator of Finance for Kindred Hospitals; President and Chief Executive Officer of Doctors Hospital of Hyde Park; and Vice President of Accounting for Cancer Treatment Centers of America. Mr. Hopkins received a B.S. degree in Finance from Indiana State University and an M.B.A. from Lake Forest Graduate School of Management.

Karen K. Daniels. Ms. Daniels joined Adamis in July 2009 as Vice President of Operations. She has over 30 years of experience in operational and engineering roles across diverse industries including electronics, medical devices, contract manufacturing and pharmaceutical manufacturing. Prior to joining Adamis, Ms. Daniels served as President of Althea Technologies from 2007 to 2009. Althea Technologies is a contract manufacturer for the pharmaceutical industry. She also served as Senior Director of Operations and Logistics for Vidacare, a medical device manufacturer from 2006 to 2007. From 2003 to 2006, she was President of Lambda Power. Ms. Daniels received a B.S. degree from the University of Arizona.

Thomas Moll, Ph.D. Dr. Moll joined Adamis Pharmaceuticals in February 2008 as Vice President of Research. He has close to 20 years of experience in both academic and industrial preclinical research and development in the areas of inflammation, immunology and cancer biology. Prior to joining Adamis, Dr. Moll was Vice President of Research at privately held Telos Pharmaceuticals from 2003 to 2008. From 1998 to 2003 he was Vice President of Immunology at Cardion AG, a privately held German biotech company. Dr. Moll holds a diploma in Biology II from the University of Basel, Switzerland, and received his doctorate degree in Genetics and Biochemistry from the University of Vienna, Austria.

  Ronald B. Moss, M.D. Dr. Moss joined the Company as Chief Medical Officer in February 2017.    Prior to joining the Company, Dr. Moss served as President and Chief Executive Officer of Ansun Biopharma from October 2012 to February 2017 and as interim CEO from October 2011 to October 2012.  Dr. Moss served as Executive Vice President of Clinical Development & Medical Affairs at NexBio from January 2009 to October 2011. From June 2006 to January 2009, Dr. Moss served as the Vice President of Clinical Development at Vical Inc. From January 2004 to March 2006, he served as the Vice President of Medical Affairs at Telos Pharmaceuticals. Dr. Moss served as the Senior Director of Worldwide Regulatory Affairs for Vaccines/Biologics at Merck and Company from January 2003 to January 2004. Dr. Moss joined The Immune Response Corporation in January 1994 as Medical Director and advanced through positions of increasing responsibility and served as the interim President and Chief Executive Officer from August 2002 to January 2003. From July 1993 to January 1994, Dr. Moss served as Assistant Medical Director at Immunization Products Ltd., a joint venture between Rhone-Poulenc Rorer and Immune Response. Dr. Moss trained in Pediatrics at SUNY Stony Brook and completed his Fellowship in Allergy and Clinical Immunology at the National Institutes of Health, and is board certified in allergy and immunology.  He is a Fellow of the American Academy of Allergy Asthma and Immunology (FAAAI) and a Fellow of the American College of Allergy, Asthma, and Immunology (FCAAI). Dr. Moss is a voluntary faculty member at University of California, San Diego, School of Medicine Department of Medicine. Dr. Moss earned his M.D. degree at the Chicago Medical School, Rosalind Franklin University of Medicine and Science and his bachelor's degree from the State University of New York at Stony Brook.

Eddie W. Glover. Mr. Glover is the Chief Executive Officer of US Compounding, Inc. (“USC”), which Adamis acquired in a merger transaction completed in April 2016 pursuant to which USC became a wholly-owned subsidiary of Adamis. Mr. Glover co-founded USC in 2005 and has served as President or Chief Executive Officer since 2005.  USC is a drug outsourcing facility registered under Section 503B of the Food, Drug & Cosmetic Act, as amended. Mr. Glover currently serves as president of the Arkansas Pharmacist Association.  Mr. Glover has previously served on the board of directors of the Arkansas Pharmacy Association, Pharmacy Partners of America, and the International Association of Compounding Pharmacist.  Mr. Glover is a member of the National Community Pharmacists Association (NCPA) and Professional Compounding Centers Of America (PCCA).  He was named NCPA “Pharmacist of the Year” in 2012 and PCCA “Pharmacist of the Year” in 2009.  Mr. Glover is a graduate of the University of Central Arkansas and received his Pharmacy degree from the University of Oklahoma.

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STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information, as of the Record Date (the “Table Date”), regarding beneficial ownership of all classes of our voting securities, to the extent known to us, by (i) each person who is a director or a nominee for director; (ii) each named executive officer in the Summary Compensation Table; (iii) all directors and executive officers as a group; and (iv) each person who is known by us to be the beneficial owner of 5% or more of any class of our voting securities. Except as otherwise noted, each person has sole voting and investment power as to his or her shares. As of the Table Date, the applicable share numbers and percentages are based on 22,634,713 shares of Common Stock issued and outstanding.

	Shares Beneficially Owned (1)
	Title or Class of Securities:
	Common Stock			Preferred Stock
Directors	Shares		Percentage	Shares		Percentage
Dennis J. Carlo, Ph.D.	1,043,296	(2)	4.5
William C. Denby, III	117,148	(3)	*
David J. Marguglio	383,371	(4)	1.7
Robert B. Rothermel	141,648	(5)	*
Richard C. Williams	154,566	(6)	*
Other Named Officers
Robert O. Hopkins	255,694	(7)	1.1
Other Beneficial Owners
Eses Holdings (FZE)	1,635,312	(8)	7.2
CVI Investments, Inc.	1,133,652	(9)	5.0
Perceptive Advisors LLC	1,350,000	(10)	6.0
Funds advised by Sio Capital Management, LLC	2,453,559	(11)	9.9	4,133,594	(11)	100.0
All Adamis directors and executive officers as a group (seven persons)	2,944,056	(12)	12.2

*	Less than 1%.
(1)	Based upon information supplied by officers, directors and principal stockholders. Beneficial ownership is determined in accordance with rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investing power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Shares of common stock subject to an option or similar right that is currently exercisable or exercisable within 60 days of the date of the table are deemed to be outstanding and to be beneficially owned by the person holding such option or right for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130.
(2)	Includes 347,605 shares of Common Stock owned of record, 5,883 shares of Common Stock held of record by a family member and beneficially owned by Dr. Carlo, and 689,808 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 721,337 shares of Common Stock underlying options and 250,000 restricted stock units which become exercisable or vest over time after such period.
(3)	Includes 2,500 shares of Common Stock owned of record and 114,648 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 5,352 shares of Common Stock underlying options and 100,000 restricted stock units which become exercisable or vest over time after such period.
(4)	Includes 102,623 shares of Common Stock owned of record, 5,884 shares of Common Stock held of record by a family member and beneficially owned by Mr. Marguglio and 274,864 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 242,809 shares of Common Stock underlying options and 200,000 restricted stock units which become exercisable or vest over time after such period.

(5)	Includes 27,000 shares of Common Stock owned of record and 114,648 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 5,352 shares of Common Stock underlying options and 100,000 restricted stock units which become exercisable or vest over time after such period.

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(6)	Includes 39,918 shares of Common Stock owned of record and 114,648 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 5,352 shares of Common Stock underlying options and 150,000 restricted stock units which become exercisable or vest over time after such period.
(7)	Includes 56,817 shares of Common Stock owned of record, 198,877 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 149,558 shares of Common Stock underlying options and 200,000 restricted stock units which become exercisable to vest over time after such period.
(8)	Based on a Schedule 13D/A filed on behalf of Eses Holdings (FZE) with the SEC on August 29, 2016. The address for Eses Holdings (FZE) is Sharjah Airport International Free Zone, Executive Suite, P.O. Box 9366, Sharjah, United Arab Emirates. Includes 1,635,312 shares held directly.
(9)

Based on a Schedule 13G/A filed by CVI Investments, Inc. and Heights Capital Management, Inc., investment manager to CVI Investments, Inc.,  with the SEC on February 10, 2017. CVI and Heights share voting and dispositive power over the shares. The address for Heights Capital Management, Inc. is 101 California Street, Suite 3520, San Francisco, California 94111. The address of CVI is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands. Includes 1,133,652 shares held.

(10)	Based on a Schedule 13G/A filed by Perceptive Advisors LLC, Perceptive Life Sciences Master Fund, Ltd. and Joseph Edelman, with the SEC on April 21, 2017. The named stockholder does not hold any outstanding shares of Common Stock as of the Table Date. Includes shares that the named stockholder agreed to purchase from the Company as of the Table Date that were subsequently issued after the Table Date. Perceptive Advisors LLC, Joseph Edelman and Perceptive Life Science Master Fund Ltd. share voting and dispositive power with respect to 1,284,120 of the shares, and Perceptive Advisors LLC and Joseph Edelman share voting and dispositive power with respect to an additional 65,880 shares. Perceptive Advisors LLC serves as the investment manager to Perceptive Life Sciences Master Fund Ltd., and Mr. Edelman is the managing member of Perceptive Advisors LLC. In the Schedule 13G/A, the reporting persons stated that the filing of the Schedule 13G/A shall not be deemed an admission that they beneficially own the securities reported and that they expressly disclaim beneficial ownership of such securities. The address for Perceptive Advisors LLC, Joseph Edelman and Perceptive Life Science Master Fund Ltd. is 51 Astor Place, 10th Floor, New York, NY 10003. Perceptive Advisors LLC is a Delaware LLC, Perceptive Life Science Master Fund Ltd. is Cayman Islands corporation and Joseph Edelman is a United States citizen.
(11)

Based on information provided to the Company by the named stockholder and a Schedule 13G/A filed on behalf of Sio Capital Management, LLC on February 14, 2017. Includes 211,352 and 316,780 shares of Common Stock owned by Compass Offshore MAV Limited, and Compass MAV LLC, respectively. Includes 1,925,427 shares issuable upon exercise of warrants to purchase shares of common stock or Series Preferred (as defined below). Excludes warrants issued to Compass Offshore MAV Limited, Compass MAV LLC, Sio Partners Master Fund LP and Sio Partners LP to purchase up to 2,208,167 shares of Common Stock or shares of the Company’s Series A-1 Preferred or Series A-2 Preferred, respectively, which are not exercisable within 60 days of the date of the table, by virtue of the Beneficial Ownership Limitation described below. The total number of shares of Common Stock, Series A-1 Preferred or Series A-2 Preferred that are issuable upon exercise of the Warrants, determined without reference to the Beneficial Ownership Limitation, held by each of the foregoing stockholders is as follows: Compass Offshore MAV Limited, 539,373; Sio Partners, LP, 1,715,636; Compass MAV, LLC, 658,951; and Sio Partners Master Fund, LP, 1,219,634. The number of shares indicated in the table under the heading "Preferred Stock" includes the Company’s Series A-1 Preferred or Series A-2 Preferred that are issuable upon exercise of the Warrants by each of the foregoing stockholders is as follows: Compass Offshore MAV Limited, 539,373; Sio Partners, LP, 1,715,636; Compass MAV, LLC, 658,951; and Sio Partners Master Fund, LP, 1,219,634. Sio Capital Management, LLC serves as investment advisor of Sio Partners, LP, Sio Partners QP, LP, Sio Partners Offshore, Ltd., Compass MAV LLC and Compass Offshore MAV Limited. Sio GP, LLC is the general partner of Sio Partners, LP and Sio Partners QP, LP. Michael Castor, as principal of Sio GP, LLC and director of Sio Partners Offshore, Ltd., has voting and investment control over the securities beneficially owned by each of the foregoing stockholders. Each of Sio Capital Management, LLC, Sio GP, LLC and Michael Castor disclaims beneficial ownership over the securities held of record by stockholders, except to the extent of its or his pecuniary interest therein. The business address of the stockholders is Sio Capital Management, LLC, 515 Fifth Avenue, Suite 910, New York, NY 10017.

Under the terms of the Company’s Certificates of Designation of Preferences, Rights and Limitations for the Series A Convertible Preferred Stock (“Series A Preferred”), Series A-1 Convertible Preferred Stock (“Series A-1 Preferred’), and Series A-2 Convertible Preferred Stock (“Series A-2 Preferred” and together with the Series A Preferred and Series A-1 Preferred, the “Series Preferred”), the number of shares of Common Stock into which the Series Preferred are convertible and the corresponding number of votes that a holder of Series Preferred is entitled to by virtue of ownership of shares of Series Preferred are limited to that number of shares of Common Stock which would result in the stockholder having an aggregate individual beneficial ownership of  no more than 4.99% individually and together with any affiliated stockholders 9.99%, of the total issued and outstanding shares of Common Stock (the “Beneficial Ownership Limitation”). In general, the Series Preferred vote together with the Common Stock on all matters to be voted upon by the stockholders, and each share of Series Preferred is entitled to one vote per share, subject to the Beneficial Ownership Limitation.

(12)	Includes 1,530,826 shares of Common Stock issuable upon the exercise of options within 60 days after the Table Date.

15

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to Adamis during years ended December 31, 2016  and  2015 to (i) each person who served as Adamis’ chief executive officer during fiscal 2016, (ii) the two most highly compensated officers other than the chief executive officer who were serving as executive officers at the end of fiscal 2016 and whose total compensation for such year exceeded $100,000, and (iii) up to two additional individuals for whom disclosures would have been provided in this table but for the fact that such persons were not serving as executive officers as of the end of 2016, of which there were none (sometimes referred to collectively as the “named executive officers”).

							Non-Equity
				Stock	Option		Incentive Plan		All Other
		Salary	Bonus	Awards	Awards		Compensation		Compensation		Total
Name and Principal Position	Year	($)	($)	($)	($)		($)		($)		($)
Dennis J. Carlo, Ph.D.	2016	$575,000	—	—	1,017,444	(1)	143,750	(2)	$27,527	(3)	$1,763,721
President and Chief Executive Officer	2015	$550,000	—	—	1,090,884	(1)	137,500	(4)	$21,814	(3)	$1,800,198
Robert O. Hopkins	2016	$300,000	—	—	154,521	(1)	45,000	(2)	$24,981	(3)	$524,502
Vice President, Chief Financial Officer	2015	$260,000	—	—	305,735	(1)	39,000	(4)	$21,814	(3)	$626,549
David J. Marguglio	2016	$310,000	—	—	247,234	(1)	62,000	(2)	$23,528	(3)	$642,762
Senior Vice President, Chief Business Officer	2015	$300,000	—	—	563,577	(1)	60,000	(4)	$19,281	(3)	$942,858

(1)	Reflects the grant date fair value for financial statement reporting purposes with respect to stock options granted during the years ended December 31, 2016 and 2015, respectively, calculated in accordance with applicable rules and regulations and authoritative guidance. For information concerning assumptions used to estimate fair value, please see Note 18 to the accompanying notes to our financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2016. The actual amount ultimately realized from the equity awards will likely vary based on a number of factors, including, but not limited to Adamis’ actual performance, stock price fluctuations, differences from the valuation assumptions used and the timing of exercise or applicable vesting. Each option is intended to be an incentive stock option. Each option has a term of ten years from the grant date, subject to earlier termination of the term as provided in the Plan. For options with respect to 2016, reflects stock options granted on January 25, 2016 to the named executive officers to purchase shares of common stock as follows: Dr. Carlo, 442,367 shares; Mr. Hopkins, 67,183 shares; and Mr. Marguglio, 107,493 shares. Each 2016 option had an exercise price equal to $4.10 per share. For options with respect to 2015, reflects stock options granted on January 23, 2015 to the named executive officers to purchase shares of common stock, as follows: Dr. Carlo, 232,103 shares; Mr. Hopkins, 65,050 shares; and Mr. Marguglio, 119,910 shares. The 2015 options had an exercise price equal to $5.99 per share. Each option vests and becomes exercisable ratably monthly over a period of three years from the grant date.
(2)	Reflects discretionary cash bonuses paid in January 2017 pursuant to the Company's 2016 Bonus Plan, with respect to the 2016 year.
(3)	For 2016 and 2015, reflects primarily of premiums paid by the Company on behalf of each of Messrs. Carlo, Marguglio and Hopkins for health, dental, and vision insurance.
(4)	Reflects discretionary cash bonuses paid in January 2016 pursuant to the Company’s 2015 Bonus Plan, with respect to the 2015 year.

16

Narrative Disclosure to Compensation Table

Employment Agreements

The Company has entered into employment agreements with its executive officers.  Effective December 31, 2015, the Company amended and restated its employment agreements with certain of its executive officers, which agreements superseded the employment agreements previously entered into with such officers.  In April 2016, in connection with the Company's acquisition of U.S. Compounding, Inc. ("USC"), USC entered into an employment agreement with Eddie W. Glover. In addition, in February 2017, the Company entered into an employment agreement with Ronald B. Moss, M.D. The agreements provide for the employment of the following persons to the following positions: Dennis J. Carlo, Ph.D., President and Chief Executive Officer; David J. Marguglio, Senior Vice President of Business Development; Robert O. Hopkins, Vice President of Finance and Chief Financial Officer; Ronald B. Moss, M.D., Chief Medical Officer; Karen K. Daniels, Vice President of Operations; Thomas Moll, Vice President of Research; and Eddie W. Glover, Chief Executive Officer of USC.

The agreements provide for initial base compensation at the following annual rates: Dr. Carlo, $550,000; Mr. Marguglio, $300,000; Mr. Hopkins, $260,000; Dr. Moss, $385,000; Ms. Daniels and Dr. Moll, $260,000; and Mr. Glover, $300,000. Under the agreements, the officers are eligible to participate in benefit programs that are routinely made available to officers (and in Mr. Glover’s case, officers of USC), including any executive stock ownership plans, profit sharing plans, incentive compensation or bonus plans, retirement plans, Company-provided life insurance, or similar executive benefit plans maintained or sponsored by the Company.  Each agreement also permits the Board, in its discretion, to award discretionary cash or equity bonuses to the officer, and the Board retains the ability to pay discretionary bonuses to its officers and employees. Except with respect to titles, salary amounts, and certain severance and benefit provisions following certain kinds of employment terminations or change of control events, or otherwise as described below, the agreements are similar in material respects. The agreements are terminable at any time by either party.

In January 2015, upon the recommendation of the Compensation Committee, the non-employee members of the Board approved an increase in the annual base salaries of officers for 2015 to the following amounts:  Dr. Carlo, $550,000; Mr. Marguglio, $300,000; Mr. Hopkins, $260,000; Ms. Daniels, $260,000; and Dr. Moll, $260,000. In January 2016, the Compensation Committee approved an increase in the annual base salaries of officers for 2016 to the following amounts:  Dr. Carlo, $575,000; Mr. Marguglio, $310,000; Mr. Hopkins, $300,000; and Ms. Daniels and Dr. Moll, $280,000.  In February 2017, the Compensation Committee approved an increase in the annual base salaries of officers for 2017 in the following amounts:  Dr. Carlo, $605,000; Mr. Marguglio, $328,000; Mr. Hopkins, $318,000; and Ms. Daniels and Dr. Moll, $291,000.

17

 Bonus and Non-Equity Incentive Plan Compensation

Each officer is eligible to receive such discretionary bonuses as the Compensation Committee may approve.  In addition, our compensation structure includes eligibility for an annual cash bonuses for officers and most non-officer employees. In March 2015, the independent members of the Board, based on a recommendation by the Compensation Committee, approved the Company’s 2015 Bonus Plan (the “2015 Bonus Plan”). The terms of the 2015 Bonus Plan establish for each level of Company employee, including the Company’s executive officers but excluding field sales employees of the Company, a target cash bonus amount, expressed as a percentage of base salary. All determinations regarding payments of bonuses under the 2015 Plan are made in the discretion of the Compensation Committee.  The target bonus amounts for our executive officers typically range between 30% - 50% of their base salary; the target bonus as a percentage of base salary for 2015 for our named executive officers were as follows:  Dr. Carlo, 50%; Mr. Marguglio, 40%; and Mr. Hopkins, 30%.  Under the terms of the 2015 Bonus Plan, bonus payments are based on an evaluation by the Compensation Committee and the independent members of the Board of Directors of the Company’s achievement of corporate goals and, as applicable, individual goals, for the year. The corporate performance goals for 2015 were also approved by the Board based on a recommendation of the Compensation Committee and included the achievement of performance targets and business goals with respect to the Company’s financial results, capital raising activities, pre-clinical and clinical trial activities, regulatory activities and approvals, product development and product commercialization activities.  In January 2016, upon the recommendation of the Compensation Committee, the Board approved discretionary cash bonus payments under the 2015 Bonus Plan for 2015 in the following amounts, Dr. Carlo, $137,500; Mr. Marguglio, $60,000; Mr. Hopkins, $39,000; Ms. Daniels, $39,000; and Dr. Moll, $39,000.

In March 2016, the independent members of the Board, based on a recommendation by the Compensation Committee, approved the Company’s 2016 Bonus Plan (the “2016 Bonus Plan”). The terms of the 2016 Bonus Plan are similar in material respects to the 2015 Bonus Plan.  The target bonus amounts as a percentage of base salary for 2016 for our named executive officers were as follows:  Dr. Carlo, 50%; Mr. Marguglio, 40%; and Mr. Hopkins, 30%.  The corporate performance goals for 2016 included the achievement of performance targets and business goals tied to the Company’s financial results, capital raising and strategic activities, clinical development and regulatory filings and approvals, clinical trials and related results and product development activities. In February 2017, the committee approved discretionary cash bonus payments under the 2016 Bonus Plan for 2016 in the following amounts: Dr. Carlo, $143,750; Mr. Marguglio, $62,000; Mr. Hopkins, $45,000; Ms. Daniels, $42,000; and Dr. Moll, $42,000.

On January 5, 2017, the independent members of the Board, based on a recommendation by the Compensation Committee, approved the Company’s 2017 Bonus Plan (the “2017 Bonus Plan”) and approved the corporate performance goals for 2017 under the 2017 Bonus Plan. The 2017 Bonus Plan is similar in material respects to the 2016 Bonus Plan. The target bonus amounts as a percentage of base salary are the same as for the 2016 year.  The corporate performance goals for 2017 include the achievement of performance targets and business goals tied to the Company’s financial results, capital raising and strategic activities, clinical development and regulatory filings and approvals, clinical trials and product development activities.

18

Equity Incentives

Our 2009 Equity Incentive Plan (the "Plan") provides for the grant to eligible employees, directors and consultants of stock options, shares of Common Stock, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, and other forms of equity compensation, as well as certain kinds of performance cash awards, on such terms as are determined by the Board or other Plan administrator. The Board adopted the Plan in February 2009. The Plan will terminate in February 2019, unless terminated earlier by the Board. The Plan was approved by our stockholders in March 2009. The Plan originally included a reserve of 411,765 shares of Common Stock (the "Share Reserve") that may be issued pursuant to equity awards ("Awards" or "Stock Awards") under the Plan. At the 2014 annual meeting of stockholders, the stockholders approved an increase of 1,000,000, shares in the Share Reserve. At the 2016 annual meeting of stockholders, the stockholders approved an increase of 4,500,000 shares in the Share Reserve. In addition, under the provisions of the Plan, the number of shares of Common Stock available for issuance under Awards pursuant to the Plan automatically increases on January 1st of each year, in an amount equal to the lesser of (i) 5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, or (ii) a lesser number of shares of Common Stock as the Board may in its discretion determine before the start of a calendar year for which an increase applies. The Board, or an authorized committee such as the Compensation Committee, administers the Plan. The Plan administrator determines recipients, dates of grant, the numbers and types of Awards to be granted, and the terms and conditions of the Awards, including the period of their exercisability and vesting schedule applicable to an Award. Options granted under the plan have terms of up to 10 years. We generally make an initial equity award of stock options to new employees and annual stock-based grants as part of our overall compensation program. All equity-based awards granted to executives are approved by our Compensation Committee or the Board. Stock option grants have an exercise price equal to the fair market value of our common stock on the grant date and generally have a vesting schedule that provides for monthly or other periodic vesting of the option over a period of time, sometimes with an initial cliff-vesting period where a portion vests after an initial period of time from the grant date, provided that the award recipient continues to provide continuous service to the Company. Our general practice is to make annual stock option awards as part of overall compensation, and sometimes upon promotion.

In January 2015, we granted options intended to be incentive stock options to executive officers to purchase shares of common stock as follows:  Dr. Carlo, 232,103 shares; Mr. Marguglio, 119,910 shares; and Mr. Hopkins, Dr. Moll and Ms. Daniels, 60,050 shares. The 2015 options had an exercise price equal to $5.99 per share. Each option vests and becomes exercisable ratably monthly over a period of three years from the grant date. In January 2016, we granted options intended to be incentive stock options to executive officers to purchase shares of common stock as follows:  Dr. Carlo, 442,367 shares; Mr. Marguglio, 107,493 shares; and Mr. Hopkins, Dr. Moll and Ms. Daniels, 67,183 shares. The 2016 options had an exercise price equal to $4.10 per share. Each option vests and becomes exercisable ratably monthly over a period of three years from the grant date. In February 2017, we granted options intended to be incentive stock options to executive officers to purchase shares of common stock as follows:  Dr. Carlo, 477,000 shares; Mr. Marguglio, 176,000 shares; Mr. Hopkins, Dr. Moll and Ms. Daniels, 110,000 shares; and Dr. Moss, 210,000 shares. The 2017 options had an exercise price equal to $3.15 per share, except that the option granted to Dr. Moss, which was granted on a different date in connection with his initial employment by the Company, had an exercise price of $3.45 per share. Each option vests and becomes exercisable ratably monthly over a period of three years from the grant date.

We have also made grants of restricted stock units ("RSUs") in addition to, or in lieu of, stock option awards.  We did not grant any RSUs to officers or other employees in 2015 or 2016.  In March 2017, the Compensation Committee granted RSU awards under the Plan the respect to the following numbers of shares of Common Stock to each of the following officers:  Dr. Carlo, 250,000; each of Mr. Marguglio and Mr. Hopkins, 200,000; and each of Ms. Daniels and Dr. Moll, 150,000.  The RSUs vest at the end of seven years if the recipient has provided Continuous Service (as defined in the Plan and the Award agreement) during the seven-year term of the RSU.  The RSUs also vest earlier upon the death or disability (as defined the Plan and the Award agreement relating to the RSU) of the recipient.  In addition, each RSU vests in the event of a Change in Control transaction, as defined in the Plan and Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and related Department of Treasury guidance (“Section 409A”), before the end of the seven-year term.  If the recipient ceases to provide Continuous Service to the Company during the vesting period (other than as a result of an event described above that results in vesting of the award), then the RSU award would not vest and no shares would be issued pursuant to the award.  The shares covered by the RSU would be issued following vesting, as provided in the Plan and the applicable Award agreement.  The Plan defines "Continuous Service" as meaning that the participant's service with the Company or an affiliate, whether as an employee, director or consultant, is not interrupted or terminated.  A change in the capacity in which the recipient renders service to the Company or an affiliate as an employee, consultant or director or a change in the entity for which the recipient renders such service, provided that there is no interruption or termination of the recipient's service with the Company or an affiliate, is not deemed to terminate a recipient's Continuous Service.  To the extent permitted by law, the Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service is considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

Employee Benefit Programs

Executive officers are eligible to participate in our employee benefit plans, including medical, dental and vision, in each case on the same basis as other employees, subject to applicable law. We also provide vacation and other paid holidays to all employees, including executive officers.

Pension Benefits

None of our named executive officers are covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

None of our named executive officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

19

Potential Payments Upon Termination or Change in Control

Employment Agreements

The employment agreements of the officers of the Company described above contain provisions providing for certain potential payments upon the occurrence of a change in control of the Company. Under the terms of the employment agreements of the executive officers, if the Company terminates the officer’s employment at any time, the officer will be entitled to receive any unpaid prorated base salary for the actual number of days worked along with all benefits and expense reimbursements to which the officer is entitled by virtue of the officer’s past employment with the Company. The agreements provide that if the officer’s employment is terminated without cause (as defined in the applicable employment agreement), then conditioned on the officer’s timely execution of a general release and waiver, the officer will be entitled to receive severance payments at the officer’s then-annual base salary for the following periods from the date of termination: Dr. Carlo, 18 months; and Messrs. Marguglio, Hopkins, Moss, Moll and Glover and Ms. Daniels, nine months. The officers also would (assuming eligibility and timely elections) be entitled to be reimbursed for payment of the Company’s portion of the premiums required to continue the officer’s medical, dental and vision insurance coverage pursuant to COBRA during the applicable severance period (or until the officer becomes employed full-time by another employer). These payments will be accelerated in the event of a Change in Control transaction, as defined in the agreements. The definition of a “Change in Control” under the agreements is generally similar to the definition of Change in Control in the Plan, as described below. In addition, under the terms of the agreement, in the event of a termination without cause, a number of unvested stock options will accelerate, vest and be exercisable in full as if the officer had remained employed during the severance periods described above, and all options will remain exercisable for a period of one year after the date of termination. Under the agreements, upon termination of employment by reason of death or disability, any options that are vested and exercisable on the termination date will remain exercisable for 12 months after the date of cessation of service, with “disability” defined in the Plan as the inability of the Plan participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in the Code including Section 409A. The employment agreement of Dr. Moss provides that if his employment is terminated by reason of death or disability, then the vesting of all unvested options held by him will accelerate in full and the options held by Dr. Moss will remain exercisable for one year after his cessation of service, with “Disability” defined in the agreement as the officer being disabled from performing the essential functions of the officer’s assigned duties under the employment agreement due to physical or mental disability, with or without reasonable accommodations as required by applicable law, for a period in excess of 60 consecutive days or a period or periods of more than 120 days in the aggregate in any 12-month period.

The agreements also provide that if an officer is terminated without cause or the officer terminates the officer’s employment for good reason (as defined in the applicable employment agreement), upon or within 13 months after the date of a Change in Control, the officer will also be entitled to receive the severance and medical benefits described above, and the severance payments described above will be accelerated and paid in a lump sum. In addition, in the event of a Change in Control, all unvested options held by the officer will accelerate and be exercisable in full and any unvested shares will vest in full. In the event of a Change in Control, the RSUs that were awarded in March 2017 to Messrs. Carlo, Marguglio, Hopkins, Moll and Daniels would vest in full if they had not already vested, and shares would be issuable following vesting.

“Cause” is generally defined in the employment agreements as the occurrence of any one or more of the following:  the officer’s (i) conviction of or plea of nolo contendere to any felony crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state; (ii) attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) intentional, material violation of any contract or agreement between the officer and the Company or of any statutory duty owed to the Company; (iv) unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) gross misconduct. “Good Reason” is generally defined in the employment agreements as the occurrence of any of the following events without the officer’s consent: (i) a material adverse change in the nature of the officer’s authority, duties or responsibilities; (ii) a material adverse change in the officer’s reporting level; (iii) the relocation of the Company’s executive offices or principal business location to a point more than 60 miles from their location as of the date of the agreement; or (iii) a material reduction by the Company of the officer’s base salary as initially set forth in the applicable employment agreement or as the same may be increased from time to time, except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all senior officers of the Company not in excess of 15% of officer’s base salary.  Such a termination by an officer will only be deemed for Good Reason if: (i) the officer gives the Company written notice of the intent to terminate for Good Reason within 30 days following the first occurrence of the condition(s) that the officer believes constitutes Good Reason; (ii) the Company fails to remedy such conditions within 30 days following receipt of the written notice; and (iii) the officer terminates employment within 30 days following the end of the cure period.

With respect to Mr. Glover’s employment agreement, “Cause” is defined as any one of the following:  (i)  the officer’s failure to perform officer’s duties under the agreement or to comply with any lawful and good faith direction given by or on behalf of the Company or USC, which failure remains uncured (if capable of being cured) for greater than 30 business days after officer’s receipt of written notice of such failure; or officer’s intentional, material violation of any contract or agreement between officer and the Company or USC or of any statutory duty owed to the Company or USC; (ii) officer engages in gross misconduct, repeated negligent conduct or willful misconduct in connection with officer’s employment; (iii) officer is convicted of, or pleads guilty or no contest to, any felony involving violence, fraud, dishonesty or moral turpitude; (iv) officer’s commission or attempted commission of an act of fraud or dishonesty against, or the misappropriation of property belonging to, (x) the Company or USC or any of their affiliates or (y) a third person; (v) a breach by officer of any confidentiality or proprietary information agreement or non-solicitation or non-competition undertaking relating to or involving (x) the Company or USC or any of their affiliates in any event or (y) a third person with respect to whom it could reasonably be expected to negatively impact on the Company or USC or any of their affiliates, in each case including without limitation officer’s unauthorized use or disclosure of the Company’s or USC’s confidential information or trade secrets; (vi) officer engages in any conduct that would allow for officer’s immediate termination under the Company’s or USC’s discipline and discharge guidelines or similar employment policies, or (vii) officer materially breaches a code of conduct or similar employment policies or the Company or USC.  With respect to Mr. Glover, “Good Reason” is defined as any one of the following: (i) a material adverse change in the nature of officer’s authority, duties or responsibilities with respect to USC as they exist immediately after the date of the employment agreement, defined for this purpose as a demotion of at least two levels within the organization of USC accompanied by a reduction in authority, duties or responsibilities; (ii) requiring officer to relocate to business location of the Company or USC to a point more than 100 miles from USC’s location as of the date of the agreement; or (iii) a material reduction by USC of officer’s initial base salary as set forth in the employment agreement, except for (A) across-the-board salary reductions for executives or management of USC similarly affecting all or substantially all executive or management of USC, or (B) reductions that do not exceed 15% of officer’s base salary.  Under the agreement, termination of employment for Good Reason will not be deemed to have occurred unless (i) officer gives USC written notice of the intent to terminate for Good Reason within thirty 30 days following the first occurrence of the conditions that officer believes constitute Good Reason, (ii) such conditions are not remedied within 30 days following receipt of the written notice, and (iii)  officer terminates employment within 30 days following the end of the cure period.

20

2009 Equity Incentive Plan

Our 2009 Equity Incentive Plan (the "Plan") includes provisions affecting the vesting of Awards granted under the Plan in the event of a change in control of the Company. Under the provisions of the Plan, unless otherwise provided in a particular Award agreement under the Plan, the following provisions apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award, and may result in acceleration of options or other awards granted under the Plan in connection with a change in control transaction.

(i)    Stock Awards May Be Assumed. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor's parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution will be set by the Board.

(ii)    Stock Awards Held by Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards in accordance with subsection (i) above, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the "Current Participants"), the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time at which such Stock Awards may be exercised) will (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), such Stock Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii)    Stock Awards Held by Persons other than Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards in accordance with subsections (i) or (ii) above, respectively, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) will not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company's right of repurchase) will terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv)    Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award), over (B) any exercise price payable by such holder in connection with such exercise.

In addition, under the provisions of the Plan, a Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the recipient of the Stock Award, but in the absence of such provision, no such additional acceleration will occur.

The terms of the options held by the named executive officers and reflected in the Summary Compensation Table, as well as options granted to certain other executive officers of the Company in 2015 and 2016 including Dr. Moll and Ms. Daniels, provide for full acceleration of any unvested portion of the option upon an event that constitutes a Change in Control of the Company as defined in the Plan and under Section 409A.  Except with respect to Dr. Moss, the employment agreements of the executive officers do not provide for accelerated vesting of unvested stock options upon a termination of service by reason of death or disability; however, options held by executive officers may provide for accelerated vesting of the unvested portion of the option in the event of the officer’s termination of continuous service by reason of death or disability, and the options granted in February 2017 to the executive officers of the Company provided for such acceleration of vesting.

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Under the Plan and the employment agreements of the executive officers described above, ”Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    any person, entity or “group” (with certain exceptions, an “Exchange Act Person”) within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner (“Owner”), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company otherwise occurs, except for a liquidation into a parent corporation;

(iv)  there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, immediately following the effective time of the transaction (or, in the employment agreements of the executive officers described above, the date of the applicable employment agreement), are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of the Plan, be considered as a member of the Incumbent Board).

Notwithstanding the foregoing or any other provision of the Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any affiliate of the Company and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. The employment agreement of Mr. Glover generally defines Change in Control as the above events with respect to either the Company or USC.

The Board may, in its sole discretion and without Participant consent, amend the definition of "Change in Control" to conform  to the definition of "Change in Control" under Section 409A, and the foregoing definition will be interpreted so as to only include events that constitute a change in control under Section 409A.

Under the Plan, "Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)   a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)  the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

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Outstanding Equity Awards at Year-End

The following table provides a summary of equity awards outstanding at December 31, 2016, for each of our named executive officers:

	Option Awards						Stock Awards
										Equity
										Incentive
										Plan
									Equity	Awards:
									Incentive	Market or
				Equity					Plan	Payout
				Incentive					Awards:	Value of
				Plan					Number of	Unearned
	Number of			Awards:					Unearned	Shares,
	Securities		Number of	Number of			Number of	Market Value	Shares,	Units or
	Underlying		Securities	Securities			Shares or	of Shares	Units or	Other
	Unexercised		Underlying	Underlying	Option		Units of	or Units	Other Rights	Rights
	Options (#)		Unexercised	Unexercised	Exercise	Option	Stock That	of Stock	That Have	That Have
	Exercisable		Options (#)	Unearned	Price	Expiration	Have Not	That Have	Not	Not
Name	(1)		Unexercisable	Options (#)	($)	Date	Vested (#)	Not Vested ($)	Vested (#)	Vested ($)

Dennis J. Carlo, Ph.D.	135,168	(2)	307,199	—	$4.10	1/25/2026	—	$—	—	$—
	65,169	(2)	36,834	—	$5.99	1/23/2025
	83,119	(2)	46,981	—	$5.99	1/23/2025
	45,200	(5)	—	—	$6.32	4/1/2024
	82,775	(4)	7,525	—	$6.32	4/1/2024
	31,528	(2)	—	—	$11.39	3/6/2023
	35,294	(4)	—	—	$3.23	9/11/2021
	57,353	(4)	—	—	$4.59	8/20/2020

Robert O. Hopkins	20,528	(2)	46,655	—	$4.10	1/25/2026	—	$—	—	$—
	41,560	(2)	23,490	—	$5.99	1/23/2025
	8,200	(5)	—	—	$6.32	4/1/2024
	37,400	(4)	3,400	—	$6.32	4/1/2024
	11,035	(2)	—	—	$11.39	3/6/2023
	7,353	(3)	—	—	$3.23	9/11/2021
	29,412	(4)	—	—	$4.59	8/20/2020
	9,402	(5)	—	—	$4.59	8/20/2020

David J. Marguglio	32,845	(2)	74,648	—	$4.10	1/25/2026	—	$—	—	$—
	66,496	(2)	37,584	—	$5.99	1/23/2025
	10,114	(2)	5,716	—	$5.99	1/23/2025
	13,600	(5)	—	—	$6.32	4/1/2024
	41,433	(4)	3,767	—	$6.32	4/1/2024
	15,764	(2)	—	—	$11.39	3/6/2023
	7,353	(3)	—	—	$3.23	9/11/2021
	32,353	(4)	—	—	$4.59	8/20/2020

(1)	Does not include options and restricted stock units granted in February and March 2017, respectively.
(2)	The options vest with respect to 1/36 of the shares subject to the option on each monthly anniversary of the grant date, and have a term of ten years (subject to earlier termination upon the events described in the Plan such as termination of employment).
(3)	The options vest with respect to one-third of the shares immediately and monthly thereafter with respect to 1/24 of the shares subject to the option, and have a term of ten years (subject to earlier termination upon the events described in the Plan such as termination of employment).
(4)	The options vest with respect to one-sixth of the shares subject to the option on the six-month anniversary of the grant date and monthly thereafter with respect to 1/36 of the shares subject to the option, and have a term of ten years (subject to earlier termination upon the events described in the Plan such as termination of employment).
(5)	The options are fully vested and have a term of ten years (subject to earlier termination upon the events described in the Plan such as termination of employment).

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Equity Compensation Plan Information

The following table sets forth, as of December 31, 2016, information with respect to our equity compensation plans, including our 1995 Equity Incentive Plan, the 1995 Directors’ Stock Option Plan, the 2005 Equity Incentive Plan and the 2009 Equity Incentive Plan, and with respect to certain other options and warrants.

	Number of		Number of securities
	securities		remaining available
	to be issued		for future issuance
	upon exercise	Weighted average	under equity
	of outstanding	exercise price of	compensation plans
	options, warrants	outstanding options,	(excluding securities
	and rights	warrants and rights	reflected in column (a))
Plan Category	(a)	(1) (b)	(2) (c)
Equity compensation plans approved by security holders	4,320,409	$6.06	3,631,305

(1)	Excludes shares issuable upon the vesting of RSUs and the shares underlying such RSUs, which do not have an exercise price. As of December 31, 2016, 350,000 shares were issuable in the future upon the vesting of RSUs.
(2)	Under our 2009 Equity Incentive Plan, the number of shares that are reserved for issuance under the Plan increases annually each January 1st by the lesser of (a) 5.0% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year or (b) a lesser number of shares of common stock determined by the Board before the start of a calendar year for which an increase applies. Under the terms of the Plan, we may grant options to purchase common stock and other kinds of equity awards, including shares of common stock, stock purchase rights, restricted common stock and restricted stock units, to officers, directors, employees or consultants providing services on such terms as are determined by the Board.

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IRC Section 162(m) Compliance

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to our named executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. In general, our compensation program is designed to reward executives for the achievement of our performance objectives. Our equity incentive plan is designed in a manner intended to comply with the performance-based exception to Section 162(m). Nevertheless, compensation attributable to awards granted under our plans may not be treated as qualified performance-based compensation under Section 162(m). In addition, the compensation committee and the Board consider it important to retain flexibility to design compensation programs that it believes are in the best interests of Adamis and its stockholders and, to this end, the committee and the Board reserve the right to use their judgment to authorize compensation payments that may be subject to the limitations under Section 162(m) when the committee or the Board believe that compensation is appropriate and in the best interests of Adamis and our stockholders, after taking into consideration changing business conditions and performance of our employees.

Compensation of Directors

The following table shows amounts earned by each director for 2016, other than Dr. Carlo and Mr. Marguglio, who are named executive officers and received no additional compensation for their services as a director.

	Fees			Non-Equity
	Earned			Incentive	Nonqualified
	or Paid	Stock	Option	Plan	Deferred	All Other
	in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Director	($)(1)	($)(4)	($)(2)(3)	($)	Earnings	($)	($)
William C. Denby, III	$64,000	$846,000	$141,000	—	—	—	$1,051,000
Robert B. Rothermel	$64,000	$846,000	$141,000	—	—	—	$1,051,000
Richard C. Williams	$128,000	$1,269,000	$141,000	—	—	—	$1,538,000

(1)	Reflects the amount of fees earned during 2016.
(2)	Amounts reflect the grant date fair value for financial statement reporting purposes with respect to stock options granted during fiscal 2016, calculated in accordance with applicable rules and regulations and authoritative guidance. The assumptions used for these calculations are included in Note 18 to the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. Represents options awarded to each of Mr. Denby, Mr. Rothermel and Mr. Williams to purchase 30,000 shares of common stock. The exercise price of the options was $8.46 per share. The options have a term of ten years and an exercise price equal to the fair market value of the common stock on the date of grant and will become exercisable over a period of one year from grant date at the rate of 1/12 of the option shares per month.
(3)	The aggregate number of option awards outstanding at December 31, 2016, for each of Mr. Denby, Mr. Rothermel and Mr. Williams, was 120,000.
(4)

Reflects the grant date fair value for financial statement reporting purposes with respect to restricted stock unit awards under the 2009 Plan granted on May 25, 2016, following approval of the awards by the stockholders at the Company’s 2016 annual meeting of stockholders, with respect to the following numbers of shares of common stock: Mr. Denby and Mr. Rothermel, 100,000 shares each; and Mr. Williams, 150,000 shares. These amounts do not represent actual amounts paid to or realized by the named persons for these awards during 2016. The RSUs vest at the end of seven years from the grant date, or earlier upon certain events, and the fair market value of the underlying common stock subject to the RSUs at the time of grant was $8.46 per share. The assumptions used for these calculations are included in the Note 18 to the audited consolidated financial statements contained in the Company's Annual Report on Form 10K for the year ended December 31, 2016.  The shares covered by the RSU awards will only be issuable at the end of the vesting period if the recipient continues to serve as a director or otherwise provides Continuous Service (as defined in the Plan) during the seven-year term of the RSU. The RSUs vest sooner upon a Change in Control transaction (as defined in the Plan) provided that the recipient is a director at the time of the transaction, or upon death or disability (as defined the Plan and the Award agreement relating to the RSU).

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In general, under the Company’s policies concerning fees for non-employee directors as established by the Board for 2016, non-employee directors of the Company were entitled during 2016 to receive the following amounts of cash compensation for service as a director: each non-employee director was entitled to receive an annual fee of $64,000 per year, paid quarterly in arrears; and the Chairman of the Board was entitled to receive an annual fee of $128,000 per year, or twice the non-employee director annual fee, paid quarterly in arrears.  Each director is also entitled to reimbursement of reasonable expenses incurred in connection with board-related activities.  In addition, upon joining the Board a non-employee director will receive an initial director option under the Plan to purchase 50,000 shares of Common Stock.  The initial option will vest monthly over a period of 36 months from the grant date.  Each non-employee director is also entitled to receive a succeeding annual grant, on the first business day after the date of the annual meeting of stockholders, to purchase 30,000 shares of Common Stock, with the annual grant vesting and becoming exercisable as to 1/12 of the shares subject to the option on each monthly anniversary of the grant date. The stockholders approved the increase in the number of annual options to be awarded to non-employee directors, from 20,000 to 30,000, at the 2016 annual meeting of stockholders, in connection with approval of amendments to the Plan. The initial director options and any annual options will have a term of 10 years and will have an exercise price equal to the fair market value of the Common Stock on the grant date.

Following approval of the awards by the Board and by the Company's stockholders at the Company’s 2016 annual meeting of stockholders, in May 2016 the Company granted restricted stock unit awards under the Plan with respect to the following numbers of shares of common stock to each of the Company’s non-employee directors: Mr. Denby and Mr. Rothermel, 100,000 shares each; and Mr. Williams, the Chairman of the Board, 150,000 shares. The RSUs vest at the end of seven years if the recipient continues to serve as a director or otherwise provides Continuous Service (as defined in the Plan) during the seven-year term of the RSU, or earlier upon the death or disability (as defined the Plan and the Award agreement relating to the RSU) of the director.  In addition, the RSU vests  in the event of a Change in Control transaction (as defined in the Plan and Section 409A) before the end of the seven-year term.  If the director resigns or otherwise ceases to provide Continuous Service to the Company during the vesting period (other than as a result of an event described above that results in vesting of the award), then the RSU Award would not vest and no shares would be issued pursuant to the award.  The shares covered by the RSU would be issued following vesting, as provided in the Plan and the applicable Award agreement.  In the RSU award agreement, each recipient agreed that until the Award has vested, the recipient consented to, was willing to, and agreed to serve as a director of the Company, if nominated and if elected as a director at meetings of stockholders of the Company at which directors are elected or otherwise.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors, named executive officers and beneficial owners of more than 10% of our Common Stock are required by Section 16(a) of the Securities Exchange Act of 1934 and related regulations to file ownership reports on Forms 3, 4 and 5 with the SEC and the principal exchange upon which such securities are traded or quoted and to furnish us with copies of the reports. Based solely on a review of the copies of such forms furnished to us, we believe that from January 1, 2016 to December 31, 2016, all such persons satisfied such applicable SEC filing requirements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Transactions

To our knowledge, other than (i) compensation for services as executive officers and directors; (ii) the employment agreements, stock option or other equity awards, and other transactions described above under the heading "Executive Compensation"; or (iii) as set forth below, there were no material transactions, or series of similar transactions, since January 1, 2016, or any currently proposed transactions, or series of similar transactions, to which we were, or will be, a party, in which the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the average of our total assets at the end of our last fiscal year, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of the Common Stock, or any member of the immediate family of any of the foregoing persons, has an interest.

On January 26, 2016, we completed a private placement financing transaction with funds managed by Sio Capital Management, LLC pursuant to which we issued 1,183,432 shares of Series A-1 Preferred and warrants to purchase up to 1,183,432 shares of Common Stock or Series A-1 Preferred, and received gross cash proceeds of approximately $5,000,000, excluding transactions costs, fees and expenses. The shares of Series A-1 Preferred and warrants were sold in units, with each unit consisting of one share and one warrant, at a purchase price of $4.225 per unit. The Series A-1 Preferred is convertible into shares of common stock at an initial conversion rate of 1-for-1, at any time at the discretion of the investor, subject to the Beneficial Ownership Limitation. The exercise price of the warrants is $4.10 per share, and the warrants are exercisable for five years at any time, subject to the Beneficial Ownership Limitation. Pursuant to the registration rights agreement, we filed a registration statement with the Securities and Exchange Commission, which has become effective, registering the resale from time to time of the shares of Common Stock that are issuable upon conversion of the Series A-1 Preferred and exercise of the warrants.

On July 11, 2016, the Company completed a private placement transaction with a small number of accredited investors including funds managed by Sio Capital Management, LLC pursuant to which the Company issued 1,724,137 shares of Series A-2 Preferred and warrants to purchase up to 1,724,137 shares of common stock or Series A-2 Preferred, and received gross cash proceeds of approximately $5,000,000, excluding transaction costs, fees and expenses. The shares of Series A-2 Preferred and warrants were sold in units, with each unit consisting of one share and one warrant, at a purchase price of $2.90 per unit. The Series A-2 Preferred is convertible into shares of common stock at an initial conversion rate of 1-for-1 (subject to stock splits, reverse stock splits and similar events) at any time at the discretion of the investor. The exercise price of the warrants is $2.90 per share, and the warrants are exercisable at any time over the five-year term of the warrants, subject to the Beneficial Ownership Limitation. Pursuant to the registration rights agreement, we filed a registration statement with the Securities and Exchange Commission, which has become effective, registering the resale from time to time of the shares of Common Stock that are issuable upon conversion of the Series A-1 Preferred and exercise of the warrants.

In connection with the employment of Dr. Moss in February 2017 as Chief Medical Officer, we entered into an officer indemnification agreement with Dr. Moss that provides, among other things, that we will indemnify the officer for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by the officer in any action or proceeding, including any action by or in our right, on account of any services undertaken by the officer on behalf of the Company to the maximum extent allowed under Delaware law.

On April 21, 2017, the Company announced the pricing of its previously announced underwritten public offering of Common Stock at a price of $3.50 per share pursuant to a previously effective Form S-3 “shelf” registration statement and a related registration statement.  Pursuant to the offering transaction, certain funds managed by Perceptive Advisors LLC purchased 1,350,000 shares of Common Stock.

Review, Approval and Ratification of Transactions with Related Persons

The Audit Committee is responsible under its charter for reviewing, approving or ratifying all transactions between us and any related person. Related persons can include any of our directors or executive officers, certain of our stockholders, and any of their immediate family members. In evaluating related person transactions, the members of the Audit Committee apply the same standards of good faith and fiduciary duty they apply to their general responsibilities as a committee of the Board of Directors and as individual directors. The Audit Committee will approve a related person transaction when, in its good faith judgment, the transaction is in the best interest of the Company.

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GENERAL

Other Matters at the Annual Meeting

We know of no other matters to be submitted at the Meeting. If any other matter properly comes before the Meeting, including, without limitation, a proposal to adjourn the Meeting if we deem it necessary to solicit additional proxies, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the board of directors may recommend. By submitting your proxy, you grant discretionary authority with respect to such other matters.

Stockholder Proposals for the next Annual Meeting of Stockholders

To be considered for inclusion in next year’s proxy materials pursuant to Rule 14a-8 of the SEC, your proposal must be submitted in writing by January 1, 2018, to our Corporate Secretary at 11682 El Camino Real, Suite 300, San Diego, California 92130. In addition, if we are not notified by such date of a proposal to be brought before the 2018 annual meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even through it is not discussed in the proxy statement for such meeting. If you wish to submit a proposal to be presented at next year’s annual meeting (that will not be included in next year’s proxy materials) or nominate a director, your proposal or nomination generally must be submitted in writing to the same address no later than February 24, 2018, but no earlier than January 25, 2018. You are also advised to review the Company’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2016, is enclosed with these materials. Upon written request, we will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the documents referred to in this Proxy Statement. All such requests should be directed to Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130; Attention: Secretary. You are asked to advise us if you plan to attend the Meeting. For directions to the Meeting, please call (858) 997-2400.

You also may access this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2016 at: http://www.firstamericanstock.org/.

Householding

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (for example, brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for stockholders and cost savings for companies and intermediaries. This year, some banks, brokers or other nominee record holders may be “householding” our proxy materials. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household unless contrary instructions have been received by the broker, bank or nominee from you. If you would like to receive a separate proxy statement and annual report, we will promptly send you additional copies if you call or write our corporate Secretary at our offices located at 11682 El Camino Real, Suite 300, San Diego, California 92130; telephone (858) 997-2400. If you are a beneficial owner, you can request additional copies of the Proxy Statement and annual report, or you can request a change in your householding status, by notifying your broker, bank or nominee.

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Solicitation of Proxies

We will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to our stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of Common Stock held by such persons. We will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of ours may solicit proxies without additional compensation, by telephone or facsimile transmission. We do not expect to pay any compensation for the solicitation of proxies.

Sincerely,
/s/ DENNIS J. CARLO
Dennis J. Carlo, Ph.D.
President and Chief Executive Officer
May 1, 2017

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ADAMIS PHARMACEUTICALS CORPORATION 11682 El Camino Real, Suite 300 San Diego, CA 92130

VOTE BY INTERNET: www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM, Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE: 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM, Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADAMIS PHARMACEUTICALS CORPORATION		FOR ALL	WITH- HOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees
01) Dennis J. Carlo, Ph.D. 02) William C. Denby, III 03) David J. Marguglio 04) Robert B. Rothermel 05) Richard C. Williams
Vote on Proposals:							For	Against	Abstain
The Board of Directors recommends you vote FOR the following proposals:
2.	To approve the compensation of our named executive officers.						☐	☐	☐
3.	To ratify the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2017.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature [JOINT OWNERS]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

ADAMIS PHARMACEUTICALS CORPORATION

Annual Meeting of Stockholders

June 7, 2017; 10:00 a.m.

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Dennis J. Carlo and David J. Marguglio, or either of them, as proxies, each with the power to appoints his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ADAMIS PHARMACEUTICALS CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 10:00 a.m., PST on 6/7/2017, at 11682 El Camino Real, Suite 300, San Diego, California 92130, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side